UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 29, 2018 (Date of earliest event reported)
Asure Software, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350 Austin, TX (Address of principal executive offices)		78746 (Zip Code)
512-437-2700 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On April 1, 2018, we entered into a purchase agreement (the "Purchase Agreement") with Wells Fargo Bank, N.A., a national banking association, pursuant to which we purchased a portfolio of customer accounts and the related contracts for payroll processing services for an aggregate purchase price of $10,450,000. The aggregate purchase price consists of (i) $10,000,000 in cash and (ii) a subordinated promissory note (the "Promissory Note") in the principal amount of $450,000. The Promissory Note bears interest at an annual rate of 2.0%, and the unpaid principal and all accrued interest under the Promissory Note is payable on April 1, 2020. The Purchase Agreement contains certain customary representations, warranties, indemnities and covenants for the purchase of assets of this type.

To finance this transaction, we used approximately $10,000,000 of the additional $36,750,000 term loan under our Second Restated Credit Agreement (defined below).

The foregoing descriptions of the Purchase Agreement and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Promissory Note, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, hereto and incorporated herein by reference.

Second Amended and Restated Credit Agreement

On March 29, 2018, we entered into a second amended and restated credit agreement (the "Second Restated Credit Agreement") with Wells Fargo Bank, National Association, and the lenders that are parties thereto, amending and restating the terms of the Amended and Restated Credit Agreement dated as of May 25, 2017 (the "First Facility").

The Second Restated Credit Agreement provides for a total of $175,000,000 in available financing consisting of  (a) $105,000,000 in the aggregate principal amount of term loans, an increase of approximately $36,750,000; (b) a $5,000,000 line of credit, (c) a $25,000,000 delayed draw term loan commitment for the financing of permitted acquisitions, which is a new financing option for us; and (d) a $40,000,000 accordion, an increase of $30,000,000. The accordion allows us to increase the amount of financing we receive from our lenders at our option. Financing under the delayed draw term loan commitment and accordion are subject to certain conditions as described in the Second Restated Credit Agreement.

The Second Restated Credit Agreement amends the applicable margin rates for determining the interest rate payable on the loans as follows:

Leverage Ratio	First Out Revolver Base Rate Margin	First Out Revolver LIBOR Rate Margin	First Out TL Base Rate Margin	First Out TL LIBOR Rate Margin	Last Out Base Rate Margin	Last Out LIBOR Rate Margin
≤ 3.25:1	4.25 percentage points	5.25 percentage points	1.75 percentage points	2.75 percentage points	6.75 percentage points	7.75 percentage points
> 3.25:1	4.75 percentage points	5.75 percentage points	2.25 percentage points	3.25 percentage points	7.25 percentage points	8.25 percentage points

The outstanding principal amount of the term loans is payable as follows:

•
$262,500 beginning on June 30, 2018 and the last day of each fiscal quarter thereafter up to March 31, 2020, plus an additional amount equal to 0.25% of the principal amount of all delayed draw term loans;

•
$656,250 beginning on June 30, 2020 and the last day of each fiscal quarter thereafter up to March 31, 2021, plus an additional amount equal to 0.625% of the principal amount of all delayed draw term loans; and

•	$1,312,500 beginning on June 30, 2021 and the last day of each fiscal quarter thereafter, plus an additional amount equal to 1.25% of the principal amount of all delayed draw term loans.

The outstanding principal balance and all accrued and unpaid interest on the term loans is due on May 25, 2022.

The Second Restated Credit Agreement also:

•
amends our leverage ratio covenant to increase the maximum ratio to  6.50:1 at March 31, 2018 and June 30, 2018, 6.00:1 at September 30 2018 and December 31, 2018 and then stepping down each quarter-end thereafter;

•	amends our fixed charge coverage ratio to be not less than 1.25:1at March 31, 2018 and each quarter-end thereafter; and
•	removes the TTM recurring revenue covenant.

The foregoing description of the Second Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Restated Credit Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Second Amended and Restated Credit Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

Item 8.01.  Other Events.

On April 1, 2018, we acquired all of the assets of Austin HR, LLC pursuant to an asset purchase agreement. Austin HR is headquartered in Austin, Texas and provides human resources management, consulting, executive coaching and leadership development services. To finance a portion of this acquisition, we used approximately $3,100,000 of the additional $36,750,000 term loan under our Second Restated Credit Agreement.

On April 2, 2018, we are filing a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission ("SEC") that, when declared effective, will allow us to offer for sale shares of our common stock or other securities having an aggregate value of up to $175,000,000 (which includes approximately $60,000,000 of unsold securities that were previously registered on our currently effective registration statements). The shelf registration statement relating to these securities that we are filing with the SEC has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.

On April 2, 2018, we issued two press releases announcing these events.  A copy of the press release announcing the two transactions is filed as Exhibit 99.1 hereto. A copy of the press release announcing the Second Amended Credit Agreement and our filing of the shelf registration statement is filed as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

4.1	Subordinated Promissory Note in the principal amount of $450,000 dated April 1, 2018.

10.1	Purchase Agreement, dated as of April 1, 2018, between Asure Software, Inc. and Wells Fargo Bank, N.A.

10.2
Second Amended and Restated Credit Agreement, dated as of March 29, 2018, by and among the lenders identified on the signature pages thereof, Wells Fargo Bank, National Association, as administrative agent, and Asure Software, Inc.

99.1	Press Release dated April 2, 2018.

99.2	Press Release dated April 2, 2018.

Cautionary Statement Regarding Forward-Looking Statements
This Report contains forward‑looking statements that involve risks and uncertainties. These statements relate to future periods, future events or our future operating or financial performance. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “potential,” “predict,” “estimate,” “project,” “believe,” “would” and similar expressions and the negative of those terms. Forward‑looking statements include but are not limited to statements regarding our strategy, future operations, financial condition, results of operations, projected costs, and plans and objectives of management. Actual results may differ materially from those contemplated by the forward‑looking statements due to, among others, the risks and uncertainties described in our reports and filings with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: April 2, 2018	By:	/s/ Kelyn Brannon
Kelyn Brannon
Chief Financial Officer